UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
Amendment No. 1 to
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2005
KAYDON CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-12640	13-3186040
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
315 East Eisenhower Parkway, Suite 300
Ann Arbor, MI 48108
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (734) 747-7025
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (d) On July 12, 2005, Kaydon Corporation (the “Company”) filed a Current Report on Form 8-K reporting that on July 7, 2005 the Company’s Board of Directors elected Timothy J. O’Donovan as a Director to fill a vacancy. At the time of the required filing, the Company’s Board of Directors had not yet determined the committee or committees of the Company’s Board of Directors to which Mr. O’Donovan would be named.
          At its regular meeting held on August 4, 2005, the Company’s Board of Directors appointed Mr. O’Donovan to its audit committee and its corporate governance and nominating committee.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 9, 2005	KAYDON CORPORATION
	By:	/s/ John F. Brocci
John F. Brocci
Vice President Administration & Secretary